Exhibit 10.3

2008 PAYLOCITY CORPORATION
EQUITY INCENTIVE PLAN

I.  INTRODUCTION

1.1                               Purposes.  The purposes of the 2008 Equity Incentive Plan (this “Plan”) of Paylocity Corporation, an Illinois corporation (the “Company”), are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by providing a means to increase the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by increasing its ability to attract and retain highly competent officers, other employees, directors, consultants, agents, and independent contractors and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

1.2                               Certain Definitions.

“Affiliate” or “Affiliates” shall have the meaning set forth in Section 1.4.

“Agreement” shall mean the written agreement(s) evidencing an award under this Plan between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Bonus Stock” shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

“Bonus Stock Award” shall mean an award of Bonus Stock under this Plan.

“Cause” with respect to the holder of an award, shall mean, unless otherwise defined by the Committee or in an Agreement or in a written employment, services or other agreement between the holder of an award and the Company, (i) the holder’s refusal to perform, or disregard of, the holder’s duties or responsibilities, or of specific directives of the officer or other executive or directors of the Company to whom the holder reports; (ii) the holder’s willful, reckless or negligent commission of act(s) or omission(s) which have resulted in or are likely to result in, a loss to, or damage to the reputation of, the Company or any of its Affiliates, or that compromise the safety of any employee or other person; (iii) the holder’s act of fraud, embezzlement or theft in connection with the holder’s duties to the Company or in the course of his or her employment, or the holder’s commission of a felony or any crime involving dishonesty or moral turpitude; (iv) the holder’s material violation of the Company’s policies or standards or of any statutory or common law duty of loyalty to the Company; or (v) any material breach by the holder of any noncompetition, nonsolicitation, confidentiality or other restrictive covenants relating to current or former service to the Company or any of its Affiliates to which the holder is subject.

“Change in Control”, unless otherwise defined by the Committee or in an Agreement or in a written employment, services or other agreement between the holder of an award and the Company, shall mean:

(i)                                     the acquisition by any person, entity or “group” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding equity interests in the Company or the combined voting power of the Company’s then outstanding voting securities; or

(ii)                                  the consummation of a reorganization, merger or consolidation of the Company or the sale of all or substantially all of the assets of the Company, in each case with respect to which persons who held equity interests in the Company immediately prior to such reorganization, merger, consolidation or sale do not immediately thereafter own, directly or indirectly, 50% or more of the combined voting power of the then outstanding securities of the surviving or resulting corporation or other entity; provided, however, that any such transaction consummated in connection with, or for the purpose of facilitating, an IPO shall not constitute a Change in Control hereunder;

provided further, however, that a Change in Control shall not include a transaction undertaken for the principal purpose of restructuring the capital of the Company, including, but not limited to, reincorporating the Company in a different jurisdiction, converting the Company to a limited liability company or creating a holding company.

Notwithstanding the foregoing, a Change in Control shall not occur for purposes of this Plan unless such Change in Control constitutes a “change in control event” under Section 409A of the Code and the regulations thereunder.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the committee designated by the Board to administer the Plan.  If no committee is so designated by the Board, the Board shall serve as the Committee under this Plan.

“Common Stock” shall mean the common stock, par value $0.001 per share, of the Company.

“Company” shall have the meaning set forth in Section 1.1.

“Disability”, unless otherwise defined by the Committee or in an Agreement or in a written employment, services or other agreement between the holder of an award and the Company, means a mental or physical impairment of the holder of an award that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the holder of the award to be unable to perform his or her material duties for the Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function, or in the case of directors and executive officers, the Board, each of whose determination shall be conclusive and binding.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(i)                                     If the Common Stock is listed on any established stock exchange or any national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sale is reported) as quoted on such exchange or system for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable.

(ii)                                  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination.

(iii)                               In the absence of an established market for the Common Stock, its Fair Market Value shall be determined by the Board based on a valuation prepared on an annual or more frequent basis by an established and reputable independent appraisal firm selected by the Board, and shall be the price at which the Common Stock would change hands between a willing buyer and a willing seller both being under no compulsion to buy or sell and both having reasonable possession of all the relevant facts.  Such valuation shall be conducted in accordance with the guidelines promulgated by Revenue Ruling 59—60 issued by the Internal Revenue Service and regulations (proposed or final) by the Department of Labor.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, and which is intended by the Committee to constitute an Incentive Stock Option.

“IPO” shall mean an initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act.

“Non-Statutory Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option to purchase shares of Common Stock, or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award.

“Performance Period” shall mean any period designated by the Committee during which the Performance Measures applicable to an award shall be measured.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Stock Award” shall mean a Restricted Stock Award, Restricted Stock Unit Award or Bonus Stock Award.

“Tax Date” shall have the meaning set forth in Section 4.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3                               Administration.  This Plan shall be administered by the Committee.  Any one or a combination of the following awards may be made under this Plan to eligible persons:  (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Statutory Stock Options and (ii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Bonus Stock.  The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock subject to such an award, the exercise price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award.  The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock Award or Restricted Stock Unit Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding award shall lapse and (iv) the Performance Measures applicable to any outstanding award (if any) shall be deemed to be satisfied at the maximum or any other level.  The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities.  All such interpretations, rules, regulations and conditions shall be final, binding and conclusive.

The Committee may delegate some or all of its power and authority hereunder to the Board, the Chairman, the Chief Executive Officer or such other executive officer of the Company as the Committee deems appropriate.

No member of the Board or Committee, and none of the Chairman, the Chief Executive Officer or any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chairman, the Chief Executive Officer and each other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the fullest extent permitted by law, except as otherwise may be provided in the Company’s Articles of Incorporation and/or By-laws, and/or under any directors’ and officers’ liability insurance that may be in effect from time to time.

A majority of the Committee shall constitute a quorum.  The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.4                               Eligibility.  Participants in this Plan shall consist of such officers and other employees, persons expected to become officers and other employees, directors, consultants, independent contractors and agents of the Company or its parents or subsidiaries from time to time (individually an “Affiliate” and collectively the “Affiliates”) as the Committee in its sole discretion may select from time to time.  For purposes of this Plan, references to employment shall also mean an agency or independent contractor relationship and references to employment by the Company shall also mean employment by an Affiliate.  The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.

1.5                               Shares Available.  Subject to adjustment as provided in Section 4.7, an aggregate of 1,491,750 shares of Common Stock shall be available for grants of awards under this Plan, reduced by the aggregate number of shares of Common Stock which become subject to outstanding awards under the Plan and increased by the aggregate number of shares of Common Stock purchased by the Company pursuant to the Investor Rights Agreement entered into by and among the Company, Paylocity Management Holdings, LLC, the Key Executives named therein and the Investors named therein dated as of May 14, 2008 (the “Investor Rights Agreement”); provided, however, that if the purchase of shares of Common Stock by the Company pursuant to the Investor Rights Agreement is conditioned upon the granting of awards pursuant to the Plan to one or more specified eligible persons (whether by position or job function), then any awards issued to any such specified eligible person shall be deemed to have been made (i) from the shares purchased or purchasable pursuant to the Investor Rights Agreement before any awards may be made from any of the shares of Common Stock otherwise reserved pursuant to the Plan and (ii) first from the shares which have the lowest purchase price per share for the Company pursuant to the Investor Rights Agreement.  To the extent that shares of Common Stock subject to an outstanding award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of

Common Stock to pay all or a portion of the purchase price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan.  Notwithstanding the foregoing, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal an aggregate of 1,491,750 shares of Common Stock, subject to adjustment as provided in Section 4.7.

Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

II.  STOCK OPTIONS

2.1                               Stock Options.  The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee.  Each option, or portion thereof, that is not an Incentive Stock Option shall be a Non-Statutory Stock Option.  An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any parent or subsidiary (as defined in Section 424 of the Code).  Each Incentive Stock Option shall be granted within ten years of the date this Plan is adopted by the Board.  To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount established by the Code, such options shall constitute Non-Statutory Stock Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee deems advisable:

(a)                                 Number of Shares and Purchase Price.  The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

(b)                                 Exercise Period and Exercisability.  The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercisable later than ten years after its date of grant; and provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercisable later than five years after its date of grant.  The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option.  The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time.  An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock (which may include Restricted Stock, to the extent set forth in the Agreement).

(c)                                  Method of Exercise.  An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and by accompanying such notice with payment therefor in full (or by arranging for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, provided that the Committee determines that such withholding of shares does not cause the Company to recognize an increased compensation expense under applicable accounting principles, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise (if the Common Stock is then publicly traded) or (E) a combination of (A), (B), (C) and (D), in each case to the extent set forth in the Agreement relating to the option and (ii) by executing such documents as the Company may reasonably request.  The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (i)(B) through (E).  Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee.  No certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 4.5, have been paid (or arrangements made for such payment to the Company’s satisfaction).

2.2                               Termination of Employment or Service.  Subject to the requirements of the Code, all of the terms relating to the exercise, cancellation or other disposition of an option upon a termination of employment with or service to the Company of the recipient of such option, whether due to Disability, death or under any other circumstances, shall be determined by the Committee.  Notwithstanding anything herein to the contrary, a change in status from employee to consultant, or from consultant to employee, shall not be a termination of employment or services under the Plan.

III.  STOCK AWARDS

3.1                               Stock Awards.  The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee.  The Agreement relating to a Stock Award shall specify whether the Stock Award is a Bonus Stock Award, Restricted Stock Award or Restricted Stock Unit Award.

3.2                               Terms of Bonus Stock Awards.  The number of shares of Common Stock subject to a Bonus Stock Award shall be determined by the Committee.  Bonus Stock Awards shall not be subject to any Restriction Periods or Performance Measures.  Upon the grant of a Bonus Stock Award, subject to the Company’s right to require payment of any taxes in accordance with Section 4.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

3.3                               Terms of Restricted Stock Awards.  Restricted Stock Awards shall be subject to the following terms and conditions, and the Agreements evidencing such awards shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee deems advisable.

(a)                                 Number of Shares and Other Terms.  The number of shares of Common Stock subject to a Restricted Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

(b)                                 Vesting and Forfeiture.  The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of or continuously provides service to the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during the specified Performance Period, and for the forfeiture of all or a portion of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of or service to the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during the specified Performance Period.

(c)                                  Share Certificates.  During the Restriction Period, a certificate or certificates representing a Restricted Stock Award may be registered in the holder’s name or a nominee name at the discretion of the Company and may bear a legend, in addition to any legend which may be required pursuant to Section 4.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award.  As determined by the Committee, all certificates registered in the holder’s name shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part.  Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 4.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d)                                 Rights with Respect to Restricted Stock Awards.  Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of the Agreement relating to a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that any distribution with respect to shares of Common Stock shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3.4                               Terms of Restricted Stock Unit Awards.  Restricted Stock Unit Awards shall be subject to the following terms and conditions and the Agreements evidencing such awards shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)                                 Number of Shares and Other Terms.  The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b)                                 Vesting and Forfeiture.  The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of or continuously provides service to the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during the specified Performance Period, and for the forfeiture of all or a portion of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of or service to the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during the specified Performance Period.

(c)                                  Settlement of Vested Restricted Stock Unit Awards.  The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock, including Restricted Stock, or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award.  Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.5                               Termination of Employment or Service.  All of the terms relating to the termination of the Restriction Period and the satisfaction of Performance Measures relating to a Stock Award, or any forfeiture and cancellation of such award upon a termination of employment with or service to the Company of the recipient of such award, whether due to Disability, death or under any other circumstances, shall be determined by the Committee.

IV.  GENERAL

4.1                               Effective Date and Term of Plan.  This Plan shall be submitted to the stockholders of the Company for approval within 12 months before or after its adoption by the Board and, if approved, shall become effective as of the date of such adoption by the Board.  No option granted after the adoption of the Plan by the Board may be exercised prior to the date of such stockholder approval.  This Plan shall terminate 10 years after its effective date, unless terminated earlier by the Board.  Termination of this Plan shall not affect the terms or conditions of any award granted prior to such termination.

4.2                               Amendments.  The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 422 of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 4.7), (b) effect any change inconsistent with Section 422 of the Code or (c) extend the term of this Plan.  Except as provided by Section 4.12, no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

4.3                               Agreement.  Each award hereunder shall be subject to the terms of an Agreement executed by the Company and the recipient of such award and such award shall be effective as of the date set forth in the Agreement.  The Agreement evidencing an award hereunder, or any other agreement between the Company and the holder of such award, may authorize the Company to repurchase any shares of Common Stock issued under the Plan to the holder of such award (or to any other person) pursuant to the terms and conditions set forth in such agreement.

4.4                               Non-Transferability of Awards.  Unless the Committee provides for the transferability of a particular award and such transferability is specified in the Agreement relating to such award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures stated in Section 4.11 or otherwise approved by the Company.  Except to the extent permitted by the foregoing sentence or the Agreement relating to the Award, each award may be exercised or settled during the recipient’s lifetime only by the recipient or the recipient’s legal representative or similar person.  Except to the extent permitted by the first sentence of this Section or the Agreement relating to the Award, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process.  Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

4.5                               Tax Withholding.  The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award.  An

Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means:  (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise (if the Common Stock is then publicly traded) or (E) any combination of (A), (B), (C) and (D), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (ii)(B) through (E).  Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate.  Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

4.6                               Restrictions on Shares.  Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such award or the delivery of shares thereunder, such award shall not be exercised or settled and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.  The Committee may provide for such restrictions upon the transferability of shares of Common Stock delivered pursuant to any award made hereunder as it deems appropriate and such restrictions shall be specified in the Agreement relating to such award or in a stockholder agreement among the stockholders of the Company.  The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act, as amended, and the rules and regulations thereunder and such other restrictions, if any, specified in the Agreement relating to the award pursuant to which such shares were delivered.

4.7                               Adjustment.  In the event of any stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock, other than a cash dividend that is less than 35% of the consolidated net income of the Company, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Restricted Stock Award or Restricted Stock Unit Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price.  The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.  If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise price, if any, of such award.

4.8                               Change in Control.  In the event of a Change in Control, the Board in its discretion may determine that (i) all outstanding options shall immediately become exercisable in full, (ii) the Restriction Period applicable to any outstanding Restricted Stock Award or Restricted Stock Unit Award shall lapse, (iii) the Performance Period applicable to any outstanding award shall lapse and (iv) the Performance Measures applicable to any outstanding award shall be deemed to be satisfied at a level specified by the Board.  In addition, the Board may, in its discretion:

(a)                                 require the substitution of shares of Common Stock subject to each award in the manner provided in Section 4.7 hereof; or

(b)                                 require each award to be surrendered to the Company and to be immediately cancelled by the Company, and to provide for each holder to receive a cash payment from the Company in an amount equal to (i) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to holders of Common Stock in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option and (ii) in the case of a Restricted Stock Award or Restricted Stock Unit Awards, the number of shares of Common Stock then subject to such award, multiplied by the greater of (A) the highest per share price offered to holders of Common Stock of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control.

4.9                               No Right of Participation or Employment.  No person shall have any right to participate in this Plan.  Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company or any Affiliate or affect in any manner the right of the Company or any Affiliate to terminate the employment of any person at any time without liability hereunder.

4.10                        Rights as Stockholder.  No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

4.11                        Designation of Beneficiary.  If permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death.  To the extent an outstanding option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option.  Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company.  The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse.  The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations.  If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding option hereunder held by such holder, to the extent exercisable, may be exercised by such holder’s executor, administrator, legal representative or similar person.

4.12                        Compliance With Section 409A of Code.  This Plan and each award granted under the Plan are intended to comply with the provisions of Section 409A of the Code, and shall be interpreted and construed accordingly.  The Committee shall have the discretion and authority to amend the Plan or any award Agreement without the consent of the holder at any time to satisfy any requirements of Section 409A of the Code or guidance provided by the U.S. Treasury Department to the extent applicable to the Plan or any such award.

4.13                        Recipients of Awards in Other Countries or Jurisdictions.  Without amending the Plan, the Committee may grant awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in the Plan, which may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Affiliate may operate or have employees to ensure the viability of the benefits of awards granted to recipients employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

4.14                        Governing Law.  This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Illinois and construed in accordance therewith without giving effect to principles of conflicts of laws.

2008 PAYLOCITY CORPORATION
EQUITY INCENTIVE PLAN

AWARD NOTICE

[Name and Address of Optionee]

You have been awarded an option to purchase shares of common stock of Paylocity Corporation (the “Company”), pursuant to the terms and conditions of the 2008 Paylocity Equity Incentive Plan (the “Plan”) and the Stock Option Agreement (together with this Award Notice, the “Agreement”).  Copies of the Plan and the Stock Option Agreement are attached hereto.  Capitalized terms not defined herein shall have the meanings specified in the Plan or the Agreement.

Option:

You have been awarded a [Non-Statutory Stock Option] to purchase from the Company [insert number] shares of its Common Stock, par value $0.001 per share, subject to adjustment as provided in Section 3.4 of the Stock Option Agreement.

Option Date:	[insert date of grant]

Exercise Price:	$ per share, subject to adjustment as provided in Section 3.4 of the Stock Option Agreement.

Vesting Schedule:

The Option shall vest (i) on the first anniversary of the Option Date with respect to 25% of the number of shares subject thereto on the Option Date, (ii) on the second anniversary of the Option Date with respect to an additional 25% of the number of shares subject thereto on the Option Date, (iii) on the third anniversary of the Option Date with respect to an additional 25% of the number of shares subject thereto on the Option Date and (iv) on the fourth anniversary of the Option Date with respect to the remaining 25% of the number of shares subject thereto on the Option Date, provided you remain continuously employed by the Company or one of its Affiliates through such date.

Exercise Schedule:	Subject to Section 2.2 of the Agreement, the Option shall be exercisable to the extent that the Option is vested.

Expiration Date:

Except to the extent earlier terminated pursuant to Section 2.2 of the Stock Option Agreement or earlier exercised pursuant to Section 2.3 of the Stock Option Agreement, the Option shall terminate at 5:00 p.m., Central time, on the tenth anniversary of the Option Date.

Paylocity Corporation

By:
Name:
Title:

Acknowledgment, Acceptance and Agreement:

By signing below and returning this Award Notice to Paylocity Corporation at the address stated herein, I hereby acknowledge receipt of the Agreement and the Plan, accept the Option granted to me and agree to be bound by the terms and conditions of this Award Notice, the Agreement and the Plan.

Optionee

Date

PAYLOCITY CORPORATION
3850 NORTH WILKE ROAD
ARLINGTON HEIGHTS, IL 60060

2

2008 PAYLOCITY CORPORATION
EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Paylocity Corporation, an Illinois corporation (the “Company”), hereby grants to the individual (“Optionee”) named in the award notice attached hereto (the “Award Notice”) as of the date set forth in the Award Notice (the “Option Date”), pursuant to the provisions of the 2008 Paylocity Corporation Equity Incentive Plan (the “Plan”), an option to purchase from the Company the number of shares of its common stock, par value $0.001 per share (“Common Stock”), set forth in the Award Notice at the price per share set forth in the Award Notice (the “Exercise Price”) (the “Option”), upon and subject to the terms and conditions set forth below, in the Award Notice and in the Plan.  Capitalized terms not defined herein or in the Award Notice shall have the meanings specified in the Plan.

1.                                      Option Subject to Acceptance of Agreement.  The Option shall be null and void unless Optionee shall accept this Agreement by executing the Award Notice in the space provided therefor and returning an original execution copy of the Award Notice to the Company.

2.                                      Time and Manner of Exercise of Option.

2.1.                            Maximum Term of Option.  In no event may the Option be exercised, in whole or in part, after the expiration date set forth in the Award Notice (the “Expiration Date”).

2.2.                            Vesting and Exercise of Option.  The Option shall become vested in accordance with the vesting schedule set forth in the Award Notice (the “Vesting Schedule”) and shall become exercisable in accordance with the exercise schedule set forth in the Award Notice (the “Exercise Schedule”).  The Option shall be vested and exercisable following a termination of employment by Optionee according to the following terms and conditions:

(a)                                 Death or Disability.  If Optionee’s employment or other service with the Company terminates due to death or Disability, the Option shall be vested only to the extent it is vested on the effective date of Optionee’s termination of employment and may thereafter be exercised by Optionee or Optionee’s executor, administrator, legal representative, guardian or similar person until and including the earlier to occur of (i) the date which is one year after the effective date of Optionee’s termination of employment and (ii) the Expiration Date.

(b)                                 Cause.  Constructive Discharge or Voluntary Resignation.  If Optionee’s employment or other service with the Company is terminated by the Company for Cause, constructive discharge or voluntary resignation, the Option, whether or not vested, shall terminate immediately upon such termination of employment.

(c)                                  Other Reasons.  If Optionee’s employment or other service with the Company is terminated due to circumstances other than as set forth in Sections 2.2(a) and (b), the Option shall be vested only to the extent it is vested on the effective date of Optionee’s termination of employment and may thereafter be exercised by Optionee until and including the earliest to occur of (i) the date which is 90 days after the effective date of Optionee’s termination of employment, (ii) the date Optionee breaches an employment, noncompetition, nonsolicitation, confidentiality, inventions or similar agreement between the Company and Optionee (an “Employment Agreement”) and (iii) the Expiration Date.

(d)                                 Death Following Termination.  If Optionee dies during the period set forth in Section 2.2(a) or Section 2.2(c), the Option shall be vested only to the extent it is vested on the date of death and may thereafter be exercised by Optionee’s executor, administrator, legal representative, guardian or similar person until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the Expiration Date.

It is the Optionee’s responsibility to be aware of the date the Option terminates.

2.3.                            Method of Exercise.  Subject to the limitations set forth in this Agreement, the Option may be exercised by Optionee (a) by delivering to the Company an Exercise Notice and Share Repurchase Agreement in the form attached as Exhibit A specifying the number of whole shares of Common Stock to be purchased and by accompanying such notice with payment therefor in full (or by arranging for such payment to the Company’s satisfaction) either (i) in cash, (ii) by delivery to the Company (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (iii) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, provided that the Committee determines that such withholding of shares does not cause the Company to recognize an increased compensation expense under applicable accounting principles, (iv) if the Common Stock is then publicly traded, in cash by a broker- dealer acceptable to the Company to whom Optionee has submitted an irrevocable notice of exercise or (v) by a combination of (i), (ii), (iii) and (iv), and (b) by executing such documents as the Company may reasonably request.  The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (ii through (v).  Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by Optionee.  No certificate representing a share of Common Stock shall be issued or delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 3.3, have been paid.  If shares of Common Stock have not been registered under the Securities Act at the time the Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or a portion of the Option, deliver to the

2

Company an executed Investment Representation Statement in the form attached hereto as Exhibit B.

2.4.                            Termination of Option.  In no event may the Option be exercised after it terminates as set forth in this Section 2.4.  The Option shall terminate, to the extent not earlier terminated pursuant to Section 2.2 or exercised pursuant to Section 2.3, on the Expiration Date.  Notwithstanding the foregoing, however, if Optionee breaches a covenant set forth in an Employment Agreement at any time, the Option shall terminate automatically upon such breach.  Upon the termination of the Option, the Option and all rights hereunder shall immediately become null and void.

3.                                      Additional Terms and Conditions of Option.

3.1.                            Nontransferability of Option.  The Option may not be transferred by Optionee other than by will or the laws of descent and distribution or pursuant to the designation of one or more beneficiaries on the form set forth in Exhibit C hereto.  Except to the extent otherwise provided herein, (i) during Optionee’s lifetime the Option is exercisable only by Optionee or Optionee’s legal representative, guardian or similar person and (ii) the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process.  Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Option, the Option and all rights hereunder shall immediately become null and void.

3.2.                            Investment Representation.  The Optionee hereby represents and covenants that (a) any shares of Common Stock purchased upon exercise of the Option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act unless such purchase has been registered under the Securities Act and any applicable state securities laws; (b) any subsequent sale of any such shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, Optionee shall submit a written statement, in a form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of any purchase of any shares hereunder or (y) is true and correct as of the date of any sale of any such shares, as applicable.  As a further condition precedent to any exercise of the Option, Optionee shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance or delivery of the shares and, in connection therewith, shall execute any documents which the Board or the Committee shall in its sole discretion deem necessary or advisable.

3.3.                            Withholding Taxes.  (a) As a condition precedent to the issuance of Common Stock upon exercise of the Option, Optionee shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares, such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the “Required Tax Payments”) with respect to such exercise of the Option.  If

3

Optionee shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to Optionee.

(a)                                 The Optionee may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means:  (1) a cash payment to the Company, (2) delivery to the Company (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments, (3) authorizing the Company to withhold whole shares of Common Stock which would otherwise be issued to Optionee upon exercise of the Option having an aggregate Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments, (4) if the Common Stock is then publicly traded, a cash payment by a broker-dealer acceptable to the Company to whom Optionee has submitted an irrevocable notice of exercise or (5) any combination of (1), (2), (3) and (4).  The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (2) through (5).  Shares of Common Stock to be delivered or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments.  Any fraction of a share of Common Stock which would be required to satisfy any such obligation shall be disregarded and the remaining amount due shall be paid in cash by Optionee.  No certificate representing a share of Common Stock shall be issued or delivered until the Required Tax Payments have been satisfied in full.

3.4.                            Adjustment.  In the event of any stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock, other than a cash dividend that is less than 35% of the consolidated net income of the Company, the number, type and class of securities subject to the Option and the Exercise Price shall be appropriately adjusted by the Committee, such adjustment to be made without an increase in the aggregate purchase price.  The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.  If any such adjustment would result in a fractional security being subject to the Option, the Company shall pay Optionee, in connection with the first exercise occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on such date over (B) the Exercise Price of the Option.

3.5.                            Change in Control.  (a) In the event of a Change in Control, the Board may, in its discretion, provide that the Option shall immediately become vested and exercisable in full.  In addition, the Board may, in its discretion:

(1)                                 require the substitution of shares of Common Stock subject to the Option in the manner provided in Section 3.4 hereof; or

(2)                                 require the Option to be surrendered to the Company and to be immediately cancelled by the Company, and to provide for Optionee to

4

receive a cash payment from the Company in an amount equal to the number of shares of Common Stock then subject to the Option multiplied by the excess, if any, of the greater of (i) the highest per share price payable to holders of Common Stock in any transaction whereby the Change in Control takes place or (ii) the Fair Market Value of a share of Common Stock on the date of the occurrence of the Change in Control, over the Exercise Price.

(b)                                 If the Company terminates the Optionee’s employment other than for Cause within six months prior to or within twelve months after a Change in Control, the Option shall immediately become vested and exercisable in full as of the later of the date of the Change in Control and the date of the Optionee’s termination, as applicable.

3.6.                            Compliance with Applicable Law.  The Option is subject to the condition that if the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the purchase or issuance of shares hereunder, the Option may not be exercised, in whole or in part, and such shares may not be issued, unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.  The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent, approval or other action.

3.7.                            Issuance or Delivery of Shares.  Upon the exercise of the Option, in whole or in part, the Company shall issue or deliver, subject to the conditions of this Article 3, the number of shares of Common Stock purchased against full payment therefor.  Such issuance shall be evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company.  The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such issuance, except as otherwise provided in Section 3.3.

3.8.                            Option Confers No Rights as Stockholder.  The Optionee shall not be entitled to any privileges of ownership with respect to shares of Common Stock subject to the Option unless and until such shares are purchased and issued upon the exercise of the Option, in whole or in part, and Optionee becomes a stockholder of record with respect to such issued shares.  The Optionee shall not be considered a stockholder of the Company with respect to any such shares not so purchased and issued.  As a condition to the exercise of the Option, Optionee shall execute and become a party to, and be subject to all of the terms and conditions of, the voting agreement entered into among the Company and its stockholders (the “Voting Agreement”), with respect to any shares of Common Stock purchased and issued upon exercise of the Option.

3.9.                            Option Confers No Rights to Continued Employment.  In no event shall the granting of the Option or its acceptance by Optionee, or any provision of this

5

Agreement or the Plan, give or be deemed to give Optionee any right to continued employment by the Company or any Affiliate.

3.10.                     Designation of Option.  If designated in the Award Notice as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code but the Company does not represent or guarantee that the Option qualified as such.  To the extent the Option is exercised pursuant to its terms after the period set forth in Section 422(a) of the Code or exceeds the limitation set forth in Section 422(d) of the Code or otherwise does not meet the requirements for an incentive stock option under Section 422 of the Code, the Option shall not be treated as an Incentive Stock Option.

3.11.                     Initial Public Offering.  The Optionee hereby agrees that in the event of an IPO, Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such IPO.  The foregoing limitation shall not apply to shares registered in the IPO under the Securities Act.

4.                                      Miscellaneous Provisions.

4.1.                            Decisions of Board or Committee.  The Board or the Committee shall have the right to resolve all questions which may arise in connection with the Option or its exercise.  Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

4.2.                            Successors.  This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of Optionee, acquire any rights hereunder in accordance with this Agreement or the Plan.

4.3.                            Notices.  All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Paylocity Corporation, 3850 North Wilke Road, Arlington Heights, IL 60060, and if to Optionee, to the last known mailing address of Optionee contained in the records of the Company.  All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile or electronic mail with confirmation of receipt, (c) by mailing in the United States mails or (d) by express courier service.  The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile or electronic mail transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

6

4.4.                            Partial Invalidity.  The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

4.5.                            Governing Law.  This Agreement, the Option and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the Code or the laws of the United States, shall be governed by the laws of the State of Illinois and construed in accordance therewith without giving effect to principles of conflicts of laws.

4.6.                            Counterparts.  The Award Notice may be executed in two counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

4.7.                            Agreement Subject to the Plan.  This Agreement is subject to the provisions of the Plan, and shall be interpreted in accordance therewith.  The Optionee hereby acknowledges receipt of a copy of the Plan, and by signing and returning the Award Notice to the Company, at the address stated herein, he or she agrees to be bound by the terms and conditions of this Agreement, the Award Notice and the Plan.

4.8.                            Section 409A Compliance.  Notwithstanding any provision in the Plan or this Agreement to the contrary, the Committee may, at any time and without the Optionee’s consent, modify the terms of the Option as it determines appropriate to avoid the imposition of interest or penalties under Section 409A of the Code.

7

EXHIBIT A

2008 PAYLOCITY CORPORATION
EQUITY INCENTIVE PLAN

EXERCISE NOTICE AND SHARE
REPURCHASE AGREEMENT

Paylocity Corporation
3850 North Wilke Road
Arlington Heights, IL 60060

1.                                      Exercise of Option.  Effective as of today                           , 20    , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option (the “Option”) to purchase                    shares of the Common Stock (the “Shares”) of Paylocity Corporation (the “Company”) under and pursuant to the 2008 Paylocity Corporation Equity Incentive Plan (the “Plan”) and the Award Notice dated                                     , 20     and the Stock Option Agreement (together with the Award Notice, the “Option Agreement”).

2.                                      Delivery of Payment.  Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3.                                      Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood this Exercise Notice and Share Repurchase Agreement (this “Agreement”), the Plan, the Option Agreement, the Voting Agreement among the Company and its stockholders (the “Voting Agreement”) and the Paylocity Corporation Right of First Refusal and Co-Sale Agreement entered into by an among the Company, Paylocity Management Holdings, LLC, the persons and entities listed on Exhibit A attached thereto and Dan Miller, Steven Beauchamp and Michael Haske dated as of May 14, 2008 (the “Right of First Refusal and Co-Sale Agreement”), and agrees to abide by and be bound by their terms and conditions.  Optionee also agrees that, as a condition to the exercise of the Option, Optionee will be required to become a party to the Voting Agreement and the Right of First Refusal and Co-Sale Agreement and the Shares will be held subject to the terms and conditions of such Voting Agreement and Right of First Refusal and Co-Sale Agreement.

4.                                      Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option.  The Shares shall be issued to Optionee as soon as practicable after the Option is exercised.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 3.4 of the Option Agreement.

5.                                      Company Share Repurchase Option.  (a) Any time following the occurrence of (i) the termination of Optionee’s employment or service with the Company for any reason, (ii) a breach by Optionee of any covenant set forth in any employment, noncompetition, nonsolicitation, confidentiality, inventions or similar agreement between the Company and Optionee (an “Employment Agreement”) at any time or (iii) the death of Optionee, the

Company shall have the right (but not the obligation) in its sole discretion to repurchase any or all of the Shares held by Optionee (the “Share Repurchase Option”).  If the Company repurchases any Shares pursuant to this Section, it shall pay to Optionee, his or her legal representative or such other holder of the Shares a purchase price equal to:

(i)                                     in the case of (A) Optionee’s termination of employment for any reason other than Cause or (B) the death of Optionee, the Fair Market Value of such Shares as of the date the Company elects to repurchase such Shares; and

(ii)                                  in the case of (A) Optionee’s termination of employment by the Company for Cause or (B) Optionee’s breach of an Employment Agreement, the lesser of the Exercise Price, as adjusted pursuant to Section 3.4 of the Option Agreement, or the Fair Market Value of the Shares as of the date the Company elects to repurchase such Shares.

(b)                                 The Company’s Share Repurchase Option shall be in addition to any other rights or remedies that the Company may have under this Agreement, any Employment Agreement, the Voting Agreement or otherwise.  If the Company elects to repurchase any Shares pursuant to this Section, the Company shall deliver to Optionee a notice setting forth the number of Shares which it has elected to repurchase.  If the Company repurchases any of the Shares held by Optionee pursuant to this Section, Optionee shall deliver to the Company a certificate or certificates for the Shares being repurchased, duly endorsed or otherwise in proper form for transfer, against payment of the required repurchase price by cash or check.  The repurchase rights hereunder may be exercised by any person to whom the Company assigns such rights.

6.                                      Repurchase Restrictions.  Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Shares by the Company pursuant to Section 5 shall be subject to applicable restrictions contained in the Illinois General Corporation Law and in the Company’s debt and equity financing agreements.  If any such restrictions prohibit the repurchase of Shares hereunder which the Company is otherwise entitled to make, the time period provided in Section 5 shall be suspended, and the Company shall make such repurchases as soon as it is permitted to do so under such restrictions; provided that any notices shall still be delivered, if at all, within the time frame specified in Section 5.

7.                                      Termination of Repurchase Rights and Obligations.  The repurchase rights and obligations of the Company set forth in Section 5 hereof shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, as amended.

8.                                      Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

9.                                      Restrictive Legends and Stop-Transfer Orders.

(a)                                 Legends.  Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THEREOF OR UNLESS THE TRANSFER IS OTHERWISE EXEMPT FROM REGISTRATION.  THE COMPANY MAY REQUIRE A WRITTEN OPINION OF COUNSEL (FROM COUNSEL ACCEPTABLE TO THE COMPANY) SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED SALE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER.  THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN REPURCHASE OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH REPURCHASE OPTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)                                 Stop-Transfer Notices.  Optionee agrees that in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise Transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other Transferee to whom such Shares shall have been so transferred.

10.                               Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

11.                               Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Committee for review.  The resolution of such a dispute by the Committee shall be final and binding on all parties.

12.                               Governing Law.  This Agreement, the Option and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Illinois and construed in accordance therewith without giving effect to principles of conflicts of laws.

13.                               Entire Agreement.  The Plan and the Option Agreement are incorporated herein by reference.  Capitalized terms not defined herein shall have the meanings specified in the Plan or the Option Agreement.  This Agreement, the Plan, the Option Agreement, the Investment Representation Statement and the Voting Agreement, if any, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

Optionee:	Paylocity Corporation

Signature	By

Print Name	Its

Date Received

EXHIBIT B

2008 PAYLOCITY CORPORATION
EQUITY INCENTIVE PLAN

INVESTMENT REPRESENTATION STATEMENT

Optionee:

Company:	Paylocity Corporation

Security:	Common Stock

Number of Shares:

Aggregate Exercise Price:

Date:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a)                                 Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.  In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.  Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

(c)                                  Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including:  (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than one year, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)                                 Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date: ,

B-2

EXHIBIT C

2008 PAYLOCITY CORPORATION
EQUITY INCENTIVE PLAN

BENEFICIARY DESIGNATION FORM

You may designate a primary beneficiary and a secondary beneficiary for each option granted to you under the 2008 Paylocity Corporation Equity Incentive Plan.  You can name more than one person as a primary or secondary beneficiary.  For example, you may wish to name your spouse as primary beneficiary and your children as secondary beneficiaries.  Your secondary beneficiary(ies) will receive nothing if any of your primary beneficiary(ies) survive you.  All primary beneficiaries will share equally unless you indicate otherwise.  The same rule applies for secondary beneficiaries.

Identify Award to Which This Beneficiary Designation Applies:

Option Granted on                                 .

Designate Your Beneficiary(ies):

Primary Beneficiary(ies) (give name, address and relationship to you):

Secondary Beneficiary(ies) (give name, address and relationship to you):

I certify that my designation of beneficiary set forth above is my free act and deed.

Name	Signature
(please print)

Date

RESTRICTED STOCK AWARD AGREEMENT

Paylocity Corporation, an Illinois corporation (the “Company”), hereby grants to [                            ] (the “Holder”) as of [                            ], 20[        ] (the “Grant Date”), pursuant to the terms and conditions of the 2008 Paylocity Equity Incentive Plan (the “Plan”), a restricted stock award (the “Award”) of [        ] shares of the Company’s Common Stock, par value $0.001 per share (“Stock”), upon and subject to the restrictions, terms and conditions set forth in this agreement (the “Agreement”).

1.                                      Award Subject to Acceptance of Agreement.  The Award shall be null and void unless the Holder shall (a) accept this Agreement by executing it in the space provided below and returning such original execution copy to the Company, (b) execute and return one or more irrevocable stock powers to facilitate the transfer to the Company (or its assignee or nominee) of all or a portion of the shares of Stock subject to the Award if any shares of Stock are forfeited pursuant to Section 4 or if required under applicable laws or regulations, (c) become a party to the Voting Agreement entered into among the Company and its stockholders (the “Voting Agreement”) and (d) become a party to the Paylocity Corporation Right of First Refusal and Co-Sale Agreement entered into by an among the Company, Paylocity Management Holdings, LLC, the persons and entities listed on Exhibit A attached thereto and Dan Miller, Steven Beauchamp and Michael Haske dated as of May 14, 2008 (the “Right of First Refusal and Co-Sale Agreement”).  As soon as practicable after the Holder has executed such documents and returned them to the Company, the Company shall cause to be issued in the Holder’s name a stock certificate or certificates representing the total number of shares of Stock subject to the Award.

2.                                      Rights as a Stockholder.  Except as otherwise provided in this Agreement, the Voting Agreement or any other agreement to which the Holder is a party, the Holder shall have all rights as a holder of Stock, including, without limitation, the right to receive dividends and other distributions thereon unless and until such shares are forfeited pursuant to Section 4 hereof; provided, however, that a dividend or other distribution with respect to shares of Stock (including, without limitation, a stock dividend or stock split), other than a regular cash dividend, shall be delivered to the Company (and the Holder shall, if requested by the Company, execute and return one or more irrevocable stock powers related thereto) and shall be subject to the same restrictions as the shares of Stock with respect to which such dividend or other distribution was made.

3.                                      Custody and Delivery of Certificates Representing Shares of Stock.  The Company shall hold the certificate or certificates representing the shares of Stock subject to the Award until such Award shall have vested, in whole or in part, pursuant to Section 4, and the Company shall as soon thereafter as practicable deliver the certificate or certificates for the vested shares of Stock to the Holder and destroy the stock power or powers relating to the vested shares of Stock.  If such stock power or powers also relate to unvested shares of Stock, the Company may require, as a condition precedent to delivery of any certificate pursuant to this Section 3, the execution and delivery to the Company of one or more stock powers relating to such unvested shares.

4.                                      Restriction Period and Vesting.

4.1.                            In General.  Except as otherwise provided in this Section 4, the Award shall vest (i) on the first anniversary of the Grant Date with respect to 25% of the number of shares of Stock subject thereto on the Grant Date, (ii) on the second anniversary of the Grant Date with respect to an additional 25% of the number of shares of Stock subject thereto on the Grant Date, (iii) on the third anniversary of the Grant Date with respect to an additional 25% of the number of shares of Stock subject thereto on the Grant Date and (iv) on the fourth anniversary of the Grant Date with respect to the remaining 25% of the number of shares of Stock subject thereto on the Grant Date, provided the Holder remains continuously employed by the Company or one of its Affiliates (as defined in the Plan) through such date.  The period of time during which any of the shares of Stock subject to the Award shall be unvested shall be referred to herein as the “Restriction Period.”

4.2.                            Change in Control.  Upon a Change in Control, the Board in its discretion may determine that all shares of Stock subject to the Award that were not then vested immediately shall become vested, provided the Holder remains continuously employed by the Company or one of its Affiliates through the consummation of such Change in Control.  If the Company terminates the Holder’s employment other than for Cause within six months prior to or within twelve months after a Change in Control, all shares of Stock subject to the Award that were not then vested immediately shall become vested as of the later of the date of the Change in Control and the date of the Holder’s termination, as applicable.

4.3.                            Termination of Employment or Service.  If the Holder’s employment or other service with the Company terminates prior to the end of the Restriction Period for any reason, then all shares of Stock subject to the Award that were not vested immediately prior to such termination immediately shall be forfeited by the Holder and cancelled by the Company.

4.4.                            Representations of Holder.  The Holder acknowledges that the Holder has received, read and understood this Agreement (this “Agreement”), the Plan, the Right of First Refusal and Co-Sale Agreement and the Voting Agreement, if any, and agrees to abide by and be bound by their terms and conditions.  The Holder also agrees that, as a condition to the issuance of the Stock, the Holder will be required to become a party to the Right of First Refusal and Co-Sale Agreement and the Voting Agreement, if any, and the shares of Stock will be held subject to the terms and conditions of such Right of First Refusal and Co-Sale Agreement and Voting Agreement.

5.                                      Company Share Repurchase Option.

5.1.                            Any time following the occurrence of (i) the termination of Holder’s employment with the Company for any reason, (ii) a breach by Holder of any covenant set forth in any employment, noncompetition, nonsolicitation, confidentiality, inventions or similar agreement between the Company and Holder (an “Employment Agreement”) at any time or (iii) the death of Holder, the Company shall have the right (but not the obligation) in its sole discretion to repurchase any or all of the vested shares of Stock held

2

by Holder (the “Share Repurchase Option”).  If the Company repurchases any vested shares of Stock pursuant to this Section, it shall pay to Holder, his or her legal representative or such other holder of the vested shares of Stock a purchase price equal to the Fair Market Value of such shares of Stock as of the date the Company elects to repurchase such vested shares of Stock.

5.2.                            The Company’s Share Repurchase Option shall be in addition to any other rights or remedies that the Company may have under this Agreement, any employment agreement, the Voting Agreement, if any, or otherwise.  If the Company elects to repurchase any vested shares of Stock pursuant to this Section, the Company shall deliver to Holder a notice setting forth the number of vested shares of Stock which it has elected to repurchase.  If the Company repurchases any of the vested shares of Stock held by Holder pursuant to this Section, Holder shall deliver to the Company a certificate or certificates for the shares of Stock being repurchased, duly endorsed or otherwise in proper form for transfer, against payment of the required repurchase price by cash or check, the terms of which shall be prescribed by the Company subject to this Section 5.2.  The repurchase rights hereunder may be exercised by any person to whom the Company assigns such rights.

6.                                      Repurchase Restrictions.  Notwithstanding anything to the contrary contained in this Agreement, all repurchases of shares of Stock by the Company pursuant to Section 5 shall be subject to applicable restrictions contained in the Illinois General Corporation Law and in the Company’s debt and equity financing agreements.  If any such restrictions prohibit the repurchase of shares of Stock hereunder which the Company is otherwise entitled to make, the time period provided in Section 5 shall be suspended, and the Company shall make such repurchases as soon as it is permitted to do so under such restrictions; provided that any notices shall still be delivered, if at all, within the time frame specified in Section 5.

7.                                      Termination of Repurchase Rights and Obligations.  The repurchase rights and obligations of the Company set forth in Section 5 hereof shall terminate as to any shares of Stock upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (“Securities Act”).

8.                                      Tax Consultation.  Holder understands that Holder may suffer adverse tax consequences as a result of Holder’s purchase or disposition of the shares of Stock.  Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the shares of Stock and that Holder is not relying on the Company for any tax advice.

9.                                      Restrictive Legends and Stop-Transfer Orders.

9.1.                            Legends.  Holder understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the shares of Stock together with any other legends that may be required by the Company or by state or federal securities laws:

3

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THEREOF OR UNLESS THE TRANSFER IS OTHERWISE EXEMPT FROM REGISTRATION.  THE COMPANY MAY REQUIRE A WRITTEN OPINION OF COUNSEL (FROM COUNSEL ACCEPTABLE TO THE COMPANY) SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED SALE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER.  THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN REPURCHASE OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH REPURCHASE OPTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

9.2.                            Stop-Transfer Notices.  Holder agrees that in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

9.3.                            Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any shares of Stock that have been sold or otherwise Transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such shares of Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares of Stock shall have been so Transferred.

10.                               Additional Terms and Conditions of Award.

10.1.                     Nontransferability of Award.  During the Restriction Period, the shares of Stock subject to the Award and not then vested may not be offered, sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) by the Holder or be subject to execution, attachment or similar process.  Any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of such shares shall be null and void ab initio.  Vested shares may not be sold or otherwise transferred in contravention of the terms of the Agreement.

10.2.                     Investment Representation.  The Holder hereby represents and covenants that (a) any share of Stock acquired upon the vesting of the Award will be acquired for investment and not with a view to the distribution thereof within the meaning of the Securities Act, unless such acquisition has been registered under the Securities Act and any applicable state securities laws; (b) any subsequent sale of any such shares of Stock

4

shall be made in compliance with the Voting Agreement and either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, the Holder shall submit a written statement, in form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of vesting of any shares of Stock hereunder or (y) is true and correct as of the date of any sale of any such share, as applicable.  As a further condition precedent to the delivery to the Holder of any shares of Stock subject to the Award, the Holder shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance or delivery of the shares of Stock and, in connection therewith, shall execute any documents which the board of directors of the Company (the “Board”) shall in its sole discretion deem necessary or advisable.

10.3.                     Withholding Taxes.  As a condition precedent to the vesting of any shares of Stock subject to the Award, the Holder shall, upon request by the Company, pay to the Company such amount in cash as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the “Required Tax Payments”) with respect to the Award.  If the Holder shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Holder.

10.4.                     Adjustment.  In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Stock other than a regular cash dividend, the number and class of securities subject to the Award shall be appropriately adjusted by the Board.  If any adjustment would result in a fractional security being subject to the Award, the Company shall pay the Holder in connection with the vesting, if any, of such fractional security, an amount in cash determined by multiplying (i) such fraction (rounded to the nearest hundredth) by (ii) the fair market value of such security on the vesting date as determined by the Board.  The decision of the Board regarding any such adjustment and the fair market value of any fractional security shall be final, binding and conclusive.

10.5.                     Compliance with Applicable Law.  The Award is subject to the condition that if the listing, registration or qualification of the shares of Stock subject to the Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting or delivery of shares hereunder, the shares of Stock subject to the Award shall not vest or be delivered, in whole or in part, unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.  The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent, approval or other action.

5

10.6.                     Delivery of Certificates.  Upon the vesting of the Award, in whole or in part, the Company shall deliver or cause to be delivered to the Holder one or more certificates representing the number of vested shares of Stock.  The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery.

10.7.                     Award Confers No Rights to Continued Employment.  In no event shall the granting of the Award or its acceptance by the Holder, or any provision of the Agreement, give or be deemed to give the Holder any right to continued employment by the Company or prevent or be deemed to prevent the Company from terminating the Holder’s employment at any time, with or without Cause.

10.8.                     Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Holder or by the Company forthwith to the Committee for review.  The resolution of such a dispute by the Committee shall be final and binding on all parties.

10.9.                     Section 83(b) Election.  By accepting this Agreement, the Holder acknowledges his understanding that he may file with the Internal Revenue Service an election pursuant to section 83(b) of the Internal Revenue Code of 1986, as amended (a “Section 83(b) Election”), no later than 30  days after the Grant Date, to include in his gross income the fair market value of the unvested shares of Stock subject to the Award as of the Grant Date.  Before filing a Section 83(b) Election with the Internal Revenue Service, the Holder shall (i) notify the Company of such election by delivering to the Company a copy of the fully-executed Section 83(b) Election Form attached hereto as Exhibit A.  and (ii) pay to the Company an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld or paid over to such authority with respect to such unvested shares, or otherwise make arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise.

10.10.              Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

10.11.              Notices.  All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Paylocity Corporation, 3850 North Wilke Road, Arlington Heights, IL 60060, and if to Optionee, to the last known mailing address of Optionee contained in the records of the Company.  All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile or electronic mail with confirmation of receipt, (c) by mailing in the United States mails or (d) by express courier service.  The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile or electronic mail transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not

6

received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

10.12.              Governing Law.  This Agreement, the Option and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Illinois and construed in accordance therewith without giving effect to principles of conflicts of laws.

10.13.              Entire Agreement.  The Plan and the Option Agreement are incorporated herein by reference.  Capitalized terms not defined herein shall have the meanings specified in the Plan or the Option Agreement.  This Agreement, the Plan, the Option Agreement, the Investment Representation Statement and the Voting Agreement, if any, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder.

10.14.              Partial Invalidity.  The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

10.15.              Amendment and Waiver.  The provisions of this Agreement may be amended or waived only by the written agreement of the Company and the Holder, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

10.16.              Counterparts.  This Agreement may be executed in two counterparts each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

PAYLOCITY CORPORATION

By:

Accepted this day of , 20

7

EXHIBIT A

ELECTION TO INCLUDE VALUE OF RESTRICTED PROPERTY
IN GROSS INCOME
IN YEAR OF TRANSFER UNDER CODE SECTION 83(B)

The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to include the value of the property described below in gross income in the year of transfer and supplies the following information in accordance with the regulations promulgated thereunder:

1.                                      The name, address and taxpayer identification number of the undersigned are:

[Name]
[Address]

[Social Security Number]

2.                                      Description of the property with respect to which the election is being made:

shares of Common Stock, par value $0.001 per share, of Paylocity Corporation, an Illinois corporation, granted to the undersigned as restricted stock.

3.                                      The date on which the property was transferred is [insert grant date].

The taxable year to which this election relates is calendar year [20    ].

4.                                      The nature of the restrictions to which the property is subject is:

If the employment of the undersigned terminates prior to specified dates, the undersigned will forfeit the property transferred to him.

5.                                      Fair market value:

The fair market value (determined without regard to any restrictions) of the property with respect to which this election is being made was $                                               per share at the time of transfer.

6.                                      Amount paid for property:

The taxpayer has paid $0 for the property.

7.                                      Furnishing statement to employer:

A copy of this statement has been furnished to Paylocity Corporation.

Dated:

A-1